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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 15, 2007

                           JACKSONVILLE BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

          Florida                       001-14853                 59-3472981
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(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

100 North Laura Street, Suite 1000, Jacksonville, FL                32202
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     (Address of principal executive offices)                     (Zip Code)

         Registrant's telephone number, including area code 904-421-3040


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On February 15, 2007, Jacksonville Bancorp, Inc. announced via press release its 2006 annual earnings. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

99.1        Press release dated as of February 15, 2007

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      JACKSONVILLE BANCORP, INC.
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                                                      (Registrant)

Date:  February 15, 2007
                                                      /s/ VALERIE A. KENDALL
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                                                      Valerie A. Kendall
                                                      Executive Vice President
                                                      & Chief Financial Officer